                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 23, 2005
                                                        -----------------

                              --------------------

                            TIDEL TECHNOLOGIES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-17288              75-2193593
            --------                      -------              ----------
(State or Other Jurisdiction            (Commission          (IRS Employer
        of Incorporation)               File Number)         Identification No.)

            2900 Wilcrest, Suite 205, Houston, TX              77042
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            (Address of Principal Executive Offices)        (Zip Code)

        Registrant's telephone number, including area code (713) 783-8200
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(c)    Appointment of Chief Financial Officer.

            On December 18, 2004,  James T. Rash,  the  Principal  Executive and
Financial  Officer of Tidel  Technologies,  Inc.  (the  "Company")  passed away.
Effective  February  23, 2005,  the Board of  Directors  of the Company  elected
Robert  D.  Peltier  to serve as the  Company's  Chief  Financial  Officer  on a
"contract   employee"   basis.  As  Chief  Financial   Officer,   Mr.  Peltier's
responsibilities  will  include,  among other  things,  the  preparation  of the
Company's corporate financial  statements and consolidations.  In addition,  Mr.
Peltier's duties will include overseeing the external audit, drafting and filing of the following reports to the SEC:

            o    For the year ended September 30, 2003, quarterly Forms 10-Q for each of the quarters and the Form 10-K for that year.

            o    For the year ended September 30, 2004, quarterly Forms 10-Q for each of the quarters and the Form 10-K for that year.

            o    For the quarters ending  December 31, 2004,  March 31, 2005 and any  additional  quarters  which  may  require  a  filing,  all appropriate Forms 10-Q for each quarter.

            Mr. Peltier is 40 years old and holds a current CPA license, and has over fourteen years of various accounting and financial experience.  Since 1997, he has served in several  financial  capacities  with an  offshore  construction company, including as vice-president of finance for the last three years. He has over seven  years  experience  with  drafting  and filing  financial  reports in accordance  with the  rules  and  regulations  of the  Securities  and  Exchange
Commission.  Mr.  Peltier earned his Bachelor of Science Degree in Accounting at the University of North Texas.

            The material  terms of Mr.  Peltier's  employment  agreement  are as follows:

            Mr.  Peltier's  contract  is for a term of not less than six months, and may be continued by the mutual  consent of both parties on a  month-to-month basis beyond the initial six month period.  Mr. Peltier's  employment  agreement with the  Company  provides  for a monthly  salary of $12,000  per  month,  plus reimbursement for out-of-pocket  costs.  After the initial six-month period, his monthly  salary  shall be  increased  to $15,000  per month if the  contract  is extended.  Upon the completion of the sixth month,  if all of the filings listed above have been made with the  Securities and Exchange  Commission,  the Company will pay a bonus of $28,000 to Mr. Peltier.

            This description of Mr. Peltier's  employment agreement is qualified in its  entirety  by  reference  to the full  text of the  employment  agreement attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     Exhibits.

            Exhibit No.        Description
            -----------        -----------

            99.1               Tidel/Peltier Agreement dated February 23, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TIDEL TECHNOLOGIES, INC.
                                                   (Registrant)

Date: February 28, 2005
                                              By: /s/ Mark Levenick
                                                  ------------------------------
                                              Name:   Mark Levenick
                                              Title:  Interim Chief Executive
                                                      Officer